UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 30, 2015

(Date of earliest event reported)

FORD MOTOR COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

[  ]                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Third Amended and Restated Credit Agreement

On April 30, 2015, Ford Motor Company (“Ford”) entered into the Eleventh Amendment (the “Eleventh Amendment”) to the Credit Agreement dated as of December 15, 2006, as amended and restated on November 24, 2009, and as further amended and restated as of April 30, 2014 (as amended, supplemented, or otherwise modified from time to time prior to April 30, 2015, the “Prior Credit Agreement”) among Ford, the subsidiary borrowers from time to time party thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents party thereto.

As a result of the Eleventh Amendment, the Prior Credit Agreement has been amended and restated effective as of April 30, 2015 (the “Third Amended and Restated Credit Agreement”).  The Eleventh Amendment, including the Third Amended and Restated Credit Agreement, is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

The Third Amended and Restated Credit Agreement increases the lenders’ aggregate commitments thereunder to $13.4 billion from $12.2 billion, extends the respective maturity dates by one year to April 30, 2020 for 75% of the commitments and to April 30, 2018 for 25% of the commitments, and provides for two new sub-facilities denominated in Brazilian real and Chinese renminbi, respectively.

Amended and Restated Relationship Agreement

In 2014, Ford and Ford Motor Credit Company LLC (“Ford Credit”) entered into a Relationship Agreement (the “Relationship Agreement”) relating to Ford Credit’s long-standing business practices with Ford, which was filed as an exhibit to Ford’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014.  On April 30, 2015, Ford and Ford Credit amended and restated the Relationship Agreement (the “Amended and Restated Relationship Agreement”) to, among other things, allocate commitments under the Chinese renminbi sub-facility of the Third Amended and Restated Credit Agreement to Ford Credit on an irrevocable and exclusive basis, in addition to the $2 billion of commitments previously allocated to Ford Credit.  For details on the increased allocation of commitments under the Third Amended and Restated Credit Agreement, see paragraph 10 of the Amended and Restated Relationship Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See above for a description of the Third Amended and Restated Credit Agreement.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 10.1

Eleventh Amendment dated April 30, 2015 to the Credit Agreement dated as of December 15, 2006, as amended and restated as of November 24, 2009, as amended and restated as of April 30, 2014, and as further amended, including the Third Amended and Restated Credit Agreement

Filed with this Report

Exhibit 10.2	Amended and Restated Relationship Agreement between Ford Motor Company and Ford Motor Credit Company LLC dated April 30, 2015	Filed with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: May 1, 2015	By:	/s/ Louis J. Ghilardi
Louis J. Ghilardi Assistant Secretary

EXHIBIT INDEX

Designation	Description	Method of Filing

Exhibit 10.1

Eleventh Amendment dated April 30, 2015 to the Credit Agreement dated as of December 15, 2006, as amended and restated as of November 24, 2009, as amended and restated as of April 30, 2014, and as further amended, including the Third Amended and Restated Credit Agreement

Filed with this Report

Exhibit 10.2	Amended and Restated Relationship Agreement between Ford Motor Company and Ford Motor Credit Company LLC dated April 30, 2015	Filed with this Report